Nationwide Life Insurance Company • Nationwide VLI Separate Account - 4

Prospectus supplement dated July 6, 2012 to
BAE Future Corporate FPVUL prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying investment option under your policy.  Effective July 15, 2012, the name of the investment option has been updated as indicated below:

CURRENT NAME	UPDATED NAME
Invesco – Invesco Van Kampen V.I. Mid Cap Value Portfolio: Series I Shares	Invesco – Invesco Van Kampen V.I. American Value Fund: Series I Shares